THRIVENT MUTUAL FUNDS

Form N-SAR for
Semi-Annual Period Ended 4-30-08


INDEX TO EXHIBITS




EXHIBIT NO.      ITEM

1.               Transactions effected pursuant to Rule 10f-3.  (Item 77.O.)